Cash and Cash Equivalents and Pledged Bank Deposits - Schedule of Cash and Cash Equivalents and Pledged Bank Deposits (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Cash and Cash Equivalents and Pledged Bank Deposits [Abstract]
Cash and bank balances		$ 19,158,652		$ 23,005,589
Time deposits		12,211,790		19,701,267
Total		31,370,442		42,706,856
Less: Pledged bank deposits		(185,146)		(185,336)
Cash and cash equivalents	$ 28,159,810	$ 31,185,296	$ 30,172,966	$ 42,521,520	$ 68,641,016	$ 24,077,695